AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3 ("AGSPC 3")

SUPPLEMENT DATED July 24, 2000

TO PROSPECTUS DATED JANUARY 3, 2000 (as revised January 19, 2000)

AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 3, 2000

Fund Name Change

In order to more accurately reflect the risk level, the Growth Lifestyle Fund has been renamed to the Aggressive Growth Lifestyle Fund, effective immediately. Therefore, all references to the Growth Lifestyle Fund in the AGSPC 3 prospectus shall be changed to the Aggressive Growth Lifestyle Fund.

American General Aggressive Growth Lifestyle Fund, American General Conservative Growth Lifestyle Fund, and American General Moderate Growth Lifestyle Fund:

Investment Strategy

Until now, the AGSPC 3 Lifestyle Funds invested solely in different portfolios of AGSPC 3. Effective immediately, the Lifestyle Funds will also be able to invest in the Series Company Funds of American General Series Portfolio Company ("AGSPC"). AGPSC and AGSPC 3 are related investment companies for purposes of investment and investors services, and VALIC serves as investment adviser to both, although each offers a unique selection of mutual funds.

Thus, the Underlying Funds in which the Lifestyle Funds invest shall be chosen from the variety offered by both AGSPC and AGSPC 3, in accordance with the projected asset allocation ranges for each particular Lifestyle Fund. These asset allocation ranges have been revised and are shown below:

Asset Allocation Ranges for the American General Aggressive Growth Fund:

International Equity Securities 15% - 35%

Domestic Equity Securities 60% - 80%

Bonds 5% - 15%

Asset Allocation Ranges for the American General Conservative Growth Fund:

International Equity Securities 5% - 15%

Domestic Equity Securities 20% - 50%

Bonds 45% - 65%

Asset Allocation Ranges for the American General Moderate Growth Fund:

International Equity Securities 10% - 20%

Domestic Equity Securities 35% - 65%

Bonds 25% - 45%

Benchmark Information

Each Lifestyle Fund currently compares its performance to a blended benchmark, calculated by including the pro rata portion of the respective indices for each of the Underlying Funds, and the S&P 500® Index. In order to simplify calculation and reflect a collective benchmark which is more representative of the investment ranges and focus on equities, the benchmark for each Lifestyle Fund has been changed to a combination of the Wilshire 5000, Morgan Stanley Capital International® Europe, Australasia, Far East ("MSCI EAFE") Index, and Lehman Brothers Aggregate Index.

(continued on back)

Important Information - American General Mid Cap Growth Fund

On July 18, 2000, the Board of Trustees of AGSPC 3 voted to terminate the American General Mid Cap Growth Fund's sub-advisory relationship with Brown Capital Management, Inc., effective on or about September 30, 2000. The Board voted to enter into a new sub-advisory relationship with INVESCO Funds Group, Inc. effective on or about October 1, 2000. An information statement explaining this decision in further detail will be mailed to all shareholders of record in August, 2000.

A proxy statement will also be mailed in August, asking American General Mid Cap Growth Fund shareholders to approve an increase in the investment advisory fees. The increase is being requested as a result of the fees to be paid to INVESCO. The shareholders will also be asked to approve changes in fundamental investment policies which would align the fund policies with current federal law. The shareholders will be asked to vote on or before a shareholder meeting, to be held in September, 2000.

Page 34:

Replace the second paragraph under J.P. Morgan Investment Management, Inc. with the following:

Investment decisions are made by a team that consists of portfolio managers and analysts. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.

American General International Growth Fund - Jacobs Asset Management, Page 34

On July 24, 2000, a majority of the investment professionals at Jacobs Asset Management, the Fund's investment sub-adviser, joined Thompson, Siegel & Walmsley, Inc. ("TS&W"). TS&W, a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, replaces Jacobs Asset Management as the investment sub-adviser to the Fund. Jacobs Asset Management and TS&W are both affiliates of United Asset Management. TS&W has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, trusts, estates and other institutions and individuals since 1970. Investment decisions for the Fund will be made by a team of international investment professionals. Daniel L. Jacobs will no longer be responsible for managing the Fund. This change will have no effect on the contractual advisory fee payable by the Fund.

On June 19, 2000, Old Mutual, plc and United Asset Management Corporation announced an agreement for Old Mutual to acquire United Asset Management. Old Mutual is a UK-based financial services group with substantial asset management, insurance and banking business. The closing of the transaction is expected to take place during the fourth quarter of 2000, assuming all conditions are met.

Statement of Additional Information

The following is added to the Statement of Additional Information:

Administrative Service Agreement

The Series Company has entered into an Administrative Service Agreement ("Service Agreement") with VALIC for the provision of recordkeeping and shareholder services to retirement and employee benefit plans. Under the terms of the Service Agreement, the Series Company pays VALIC monthly, a fee equal to 0.25% of the aggregate net asset value of each Fund, other than the Lifestyle Funds, on an annual basis. Under the Service Agreement, VALIC provides recordkeeping services, including the establishment and maintenance of plan and participant accounts and records; participant services, including the provision of customer service representatives to respond to participant inquiries and process telephone transactions; and plan services, including the production of plan documentation and summary plan descriptions.

VA 10832-D